EXHIBIT 10.6

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of January, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2013, among the Depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and the Trustee (the “Pooling and Servicing Agreement”), and United Shore Financial Services, LLC, a Michigan limited liability company (“Shore”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of December 1, 2011, between Assignor and Shore (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.     Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Shore pursuant to Subsection 7.01 and Subsection 7.02 of the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.     Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Shore pursuant to Subsection 7.01 and Subsection 7.02 of the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.     Shore hereby acknowledges the foregoing assignments.

Representations and Warranties

4.     Assignor warrants and represents to, and covenants with, Depositor, Assignee and Shore as of the date hereof that:

(a)     Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)     Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)     There are no offsets, counterclaims or other defenses available to Shore with respect to the Purchase Agreement;

(d)     Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)     Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)     No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

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5.     Depositor warrants and represents to, and covenants with, Assignor, Assignee and Shore that as of the date hereof:

(a)     Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)     Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)     No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.     Assignee warrants and represents to, and covenants with, Assignor, Depositor and Shore that as of the date hereof:

(a)     Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)     Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.     Shore warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)     Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)     Shore is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)     Shore has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Shore’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Shore’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Shore is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Shore or its property is subject. The execution, delivery and performance by Shore of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Shore. This Agreement has been duly executed and delivered by Shore and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Shore enforceable against Shore in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)     No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Shore in connection with the execution, delivery or performance by Shore of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Shore Representations and Warranties

8.     Pursuant to Section 32(d) of the Purchase Agreement, Shore hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date with respect to each Mortgage Loan and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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 In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under Subsection 7.03 and Subsection 12.01 of the Purchase Agreement, including, without limitation, the right to compel Shore to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10 of this Agreement.

Recognition of Assignee

9.     From and after the date hereof, subject to Section 10 below, Shore shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Shore had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.   (a)     Controlling Holder Rights. Shore agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)     If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.   The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)     Definitions.

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(i)     The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Business Day:     Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Michigan, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Michigan, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price:     With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

 (b)     The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)     The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.   All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)   In the case of Shore,

 United Shore Financial Services, LLC

 555 S. Adams Road

 Birmingham, Michigan 48009

 Attention: Chief Executive Officer

 Phone: (248) 833-0459

 Facsimile: (248) 554-6049

 with a copy to

 General Counsel at the same address

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(b)   In the case of Assignee,

 Christiana Trust, a division of Wilmington Savings Fund Society, FSB

 500 Delaware Avenue, 11th Floor

 Wilmington, Delaware, 19801

 Attention: Corporate Trust

(c)   In the case of Depositor,

 Sequoia Residential Funding, Inc.

 One Belvedere Place, Suite 360

 Mill Valley, California 94941

 Attention: William Moliski

 with a copy to

 General Counsel at the same address

(d)   In the case of Assignor,

 Redwood Residential Acquisition Corporation

 One Belvedere Place, Suite 360

 Mill Valley, California 94941

 Attention: William Moliski

 with a copy to

 General Counsel at the same address

(e)    In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2013-2

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(f)    In the case of the initial Controlling Holder,

 Sequoia Mortgage Funding Corporation

 One Belvedere Place, Suite 360

 Mill Valley, California 94941

 Attention: William Moliski

 with a copy to

 General Counsel at the same address

13.   This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.   No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.   This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Shore may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Shore, respectively, hereunder.

16.   This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Shore pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.   This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.   The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Shore hereby consents to such exercise and enforcement.

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19.   It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.   Master Servicer. Shore hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Shore hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Shore shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39116400, Sequoia Mortgage Trust 2013-2 Distribution Account

21.   Shore acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement, Shore shall pay shipping expenses for sending any Mortgage Loan Documents to Shore or as otherwise necessary to cure such breach.

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22.   Rule 17g-5 Compliance. Shore hereby agrees that it shall provide any information with respect to the Mortgage Loans or the origination thereof that it is reasonably requested to provide to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-2” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Shore in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Shore shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Shore, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Shore or (ii) such Rating Agency’s or NRSRO’s evaluation of Shore’s operations in general; provided, however, that Shore shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

United Shore Financial Services, LLC

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – United Shore Financial (SEMT 2013-2)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			1000324		1351225721	1	1	0	9
2	1000383	0.002500			1000324		1351228658	1	1	0	9
3	1000383	0.002500			1000324		1351226860	1	1	0	3
4	1000383	0.002500			1000324		1351238232	1	1	0	7
5	1000383	0.002500			1000324		1351238816	1	1	0	9
6	1000383	0.002500			1000324		135124179	1	1	0	7
7	1000383	0.002500			1000324		1351241905	1	1	0	7
8	1000383	0.002500			1000324		1351234174	1	1	0	9
9	1000383	0.002500			1000324		1351245098	1	1	0	9
10	1000383	0.002500			1000324		1351233515	1	1	0	9
11	1000383	0.002500			1000324		1351247382	1	1	0	7
12	1000383	0.002500			1000324		1351247812	1	1	0	7
13	1000383	0.002500			1000324		1351247412	1	1	0	7
14	1000383	0.002500			1000324		1312122002	1	1	0	9
15	1000383	0.002500			1000324		1351233195	1	1	0	9
16	1000383	0.002500			1000324		1351236909	1	1	0	9
17	1000383	0.002500			1000324		1312124626	1	1	0	9
18	1000383	0.002500			1000324		1351236156	1	1	0	9
19	1000383	0.002500			1000324		1451240765	1	1	0	3
20	1000383	0.002500			1000324		1351242089	1	1	0	3
21	1000383	0.002500			1000324		1351242876	1	1	0	9
22	1000383	0.002500			1000324		1351241734	1	1	0	3
23	1000383	0.002500			1000324		1351236343	1	1	0	9
24	1000383	0.002500			1000324		1451238143	1	1	0	9
25	1000383	0.002500			1000324		1351244816	1	1	0	9
26	1000383	0.002500			1000324		1351241171	1	1	0	9
27	1000383	0.002500			1000324		1351244992	1	1	0	7
28	1000383	0.002500			1000324		1312124561	1	1	0	9
29	1000383	0.002500			1000324		1351243305	1	1	0	9
30	1000383	0.002500			1000324		1351242887	1	1	0	9
31	1000383	0.002500			1000324		1351248310	1	1	0	9
32	1000383	0.002500			1000324		1351249699	1	1	0	9
33	1000383	0.002500			1000324		1351245572	1	1	0	7
34	1000383	0.002500			1000324		1351246883	1	1	0	3
35	1000383	0.002500			1000324		1351244294	1	1	0	9
36	1000383	0.002500			1000324		1351251680	1	1	0	9
37	1000383	0.002500			1000324		1351246907	1	1	0	9
38	1000383	0.002500			1000324		1351250579	1	1	0	7
39	1000383	0.002500			1000324		1351253055	1	1	0	7
40	1000383	0.002500			1000324		1351250285	1	1	0	7
41	1000383	0.002500			1000324		1351240317	1	1	0	9
42	1000383	0.002500			1000324		1351250769	1	1	0	9
43	1000383	0.002500			1000324		1351248121	1	1	0	9
44	1000383	0.002500			1000324		1351254589	1	1	0	7
45	1000383	0.002500			1000324		1351251120	1	1	0	9
46	1000383	0.002500			1000324		1351239252	1	1	0	9
47	1000383	0.002500			1000324		1451252438	1	1	0	7
48	1000383	0.002500			1000324		1351253703	1	1	0	3
49	1000383	0.002500			1000324		1351252591	1	1	0	9
50	1000383	0.002500			1000324		1351248235	1	1	0	7

	12	13	14	15	16	17	18	19	20
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1						2	0	0
2						2	4	0
3						2	4	0
4						2	4	0
5						2	4	0
6						2	4	0
7						2	4	0
8						2	0	0
9						2	4	0
10						2	4	0
11						2	4	0
12						2	0	0
13						2	0	0
14						1	0	0
15						2	4	0
16						2	0	0
17						1	4	0
18						2	4	0
19						5	4	0
20						2	0	0
21						2	0	0
22						2	4	0
23						2	4	0
24						5	4	0
25						2	4	0
26						2	0	0
27						2	0	0
28						1	0	0
29						2	4	0
30						2	4	0
31						2	0	0
32						2	4	0
33						2	4	0
34						2	0	0
35						2	4	0
36						2	4	0
37						2	4	0
38						2	4	0
39						2	4	0
40						2	0	0
41						2	4	0
42						2	0	0
43						2	4	0
44						2	4	0
45						2	0	0
46						2	0	0
47						5	0	0
48						2	0	0
49						2	0	0
50						2	4	0

	21	22	23	24	25	26	27	28	29
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity
1			200000.00		20121024	703000.00	0.042500	360	360
2			0.00		20121101	600000.00	0.042500	360	360
3			0.00		20121107	750000.00	0.046250	360	360
4			0.00		20121106	552000.00	0.042500	360	360
5			0.00		20121026	526000.00	0.040000	360	360
6			0.00		20121025	940000.00	0.041250	360	360
7			0.00		20121109	900000.00	0.041250	360	360
8			0.00		20121026	1988000.00	0.037500	360	360
9			0.00		20121030	479000.00	0.037500	360	360
10			0.00		20121102	686000.00	0.037500	360	360
11			0.00		20121106	697800.00	0.036250	360	360
12			0.00		20121109	577500.00	0.041250	360	360
13			0.00		20121105	960000.00	0.037500	360	360
14			0.00		20121103	819775.00	0.043750	360	360
15			80000.00		20121022	840000.00	0.041250	360	360
16			0.00		20121031	884000.00	0.040000	360	360
17			0.00		20121115	694353.00	0.036250	180	180
18			0.00		20121203	1050000.00	0.040000	360	360
19			0.00		20121016	774000.00	0.042500	360	360
20			0.00		20121121	999999.00	0.041250	360	360
21			500000.00		20121114	1147924.00	0.037500	360	360
22			0.00		20121114	621075.00	0.038750	360	360
23			140000.00		20121128	812000.00	0.038750	360	360
24			0.00		20121029	686000.00	0.043750	360	360
25			0.00		20121123	862500.00	0.040000	360	360
26			295000.00		20121130	747000.00	0.040000	360	360
27			0.00		20121113	637000.00	0.038750	360	360
28			0.00		20121107	943114.00	0.038750	360	360
29			0.00		20121108	1153500.00	0.038750	360	360
30			0.00		20121105	715000.00	0.037500	360	360
31			0.00		20121121	665000.00	0.037500	360	360
32			0.00		20121116	665000.00	0.038750	360	360
33			0.00		20121026	686000.00	0.035000	360	360
34			0.00		20121123	1235000.00	0.037500	360	360
35			0.00		20121109	852000.00	0.040000	360	360
36			0.00		20121130	637000.00	0.038750	360	360
37			0.00		20121115	712000.00	0.040000	360	360
38			0.00		20121127	630000.00	0.037500	360	360
39			0.00		20121128	688000.00	0.038750	360	360
40			0.00		20121115	1085625.00	0.038750	360	360
41			0.00		20121123	1000000.00	0.038750	360	360
42			0.00		20121204	828000.00	0.040000	360	360
43			0.00		20121113	693500.00	0.040000	360	360
44			0.00		20121207	1855000.00	0.040000	360	360
45			50000.00		20121210	757000.00	0.040000	360	360
46			0.00		20121105	542000.00	0.038750	360	360
47			0.00		20121120	920000.00	0.041250	360	360
48			0.00		20121207	460000.00	0.035000	360	360
49			125047.86		20121206	726000.00	0.040000	360	360
50			0.00		20121123	604000.00	0.038750	360	360

	30	31	32	33	34	35	36	37	38
	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date
1	20121201	1	0	0		701059.47	0.042500	3458.34	20121201
2	20130101	1	0	0		599173.36	0.042500	2951.64	20121201
3	20130101	1	0	0		749034.58	0.046250	3856.05	20121201
4	20130101	1	0	0		551239.49	0.042500	2715.51	20121201
5	20121201	1	0	0		524481.74	0.040000	2511.20	20121201
6	20121201	1	0	0		937346.53	0.041250	4555.71	20121201
7	20130101	1	0	0		898731.90	0.041250	4361.85	20121201
8	20121201	1	0	0		1982002.16	0.037500	9206.74	20121201
9	20121201	1	0	0		477554.86	0.037500	2218.32	20121201
10	20130101	1	0	0		684966.78	0.037500	3176.97	20121201
11	20130101	1	0	0		696725.61	0.036250	3182.33	20121201
12	20130101	1	0	0		576686.31	0.041250	2798.85	20121201
13	20130101	1	0	0		958554.09	0.037500	4445.91	20121201
14	20130101	1	0	0		818670.74	0.043750	4093.02	20121201
15	20121201	1	0	0		837628.81	0.041250	4071.06	20121201
16	20121201	1	0	0		881448.39	0.040000	4220.35	20121201
17	20130101	1	0	0		691443.98	0.036250	5006.54	20121201
18	20130201	1	0	0		1050000.00	0.040000	5012.86	20121201
19	20121201	1	0	0		771863.48	0.042500	3807.61	20121201
20	20130101	1	0	0		998590.01	0.041250	4846.49	20121201
21	20130101	1	0	0		1146195.04	0.037500	5316.22	20121201
22	20130101	1	0	0		620160.03	0.038750	2920.52	20121201
23	20130101	1	0	0		810803.75	0.038750	3818.33	20121201
24	20121201	1	0	0		684148.51	0.043750	3425.10	20121201
25	20130101	1	0	0		861257.29	0.040000	4117.71	20121201
26	20130101	1	0	0		745923.70	0.040000	3566.29	20121201
27	20130101	1	0	0		636061.57	0.038750	2995.41	20121201
28	20130101	1	0	0		941724.60	0.038750	4434.87	20121201
29	20130101	1	0	0		1151800.66	0.038750	5424.18	20121201
30	20130101	1	0	0		713923.10	0.037500	3311.28	20121201
31	20130101	1	0	0		663998.41	0.037500	3079.72	20121201
32	20130101	1	0	0		664020.32	0.038750	3127.08	20121201
33	20121201	1	0	0		683837.61	0.035000	3080.45	20121201
34	20130101	1	0	0		1233139.90	0.037500	5719.48	20121201
35	20130101	1	0	0		850772.42	0.040000	4067.58	20121201
36	20130101	1	0	0		636061.56	0.038750	2995.41	20121201
37	20130101	1	0	0		710974.13	0.040000	3399.20	20121201
38	20130101	1	0	0		629051.12	0.037500	2917.63	20121201
39	20130101	1	0	0		686986.44	0.038750	3235.23	20121201
40	20130101	1	0	0		1084025.64	0.038750	5105.01	20121201
41	20130101	1	0	0		998526.80	0.038750	4702.37	20121201
42	20130201	1	0	0		828000.00	0.040000	3953.00	20121201
43	20130101	1	0	0		692500.79	0.040000	3310.88	20121201
44	20130201	1	0	0		1855000.00	0.040000	8856.05	20121201
45	20130201	1	0	0		757000.00	0.040000	3614.03	20121201
46	20130101	1	0	0		541201.53	0.038750	2548.68	20121201
47	20130101	1	0	0		918703.72	0.041250	4458.78	20121201
48	20130201	1	0	0		460000.00	0.035000	2065.61	20121201
49	20130201	1	0	0		726000.00	0.040000	3466.04	20121201
50	20130101	1	0	0		603110.18	0.038750	2840.23	20121201

	39	40	41	42	43	44	45	46	47	48	49	50
	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1	0	0
2	0	0
3	0	0
4	0	0
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0
12	0	0
13	0	0
14	0	0
15	0	0
16	0	0
17	0	0
18	0	0
19	0	0
20	0	0
21	0	0
22	0	0
23	0	0
24	0	0
25	0	0
26	0	0
27	0	0
28	0	0
29	0	0
30	0	0
31	0	0
32	0	0
33	0	0
34	0	0
35	0	0
36	0	0
37	0	0
38	0	0
39	0	0
40	0	0
41	0	0
42	0	0
43	0	0
44	0	0
45	0	0
46	0	0
47	0	0
48	0	0
49	0	0
50	0	0

	51	52	53	54	55	56	57	58	59	60	61
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50

	62	63	64	65	66	67	68	69	70	71
	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties
1							0		521	1
2							0		507	1
3							0		515	1
4							0		274	1
5							0		374	1
6							0		516	2
7							0		253	3
8							0		250	2
9							0		405	2
10							0		706	2
11							0		742	3
12							0		317	2
13							0		415	2
14							0		108	1
15							0		241	1
16							0		610	1
17							0		381	1
18							0		388	1
19							0		668	1
20							0		622	2
21							0		342	1
22							0		733	2
23							0		151	2
24							0		536	4
25							0		320	2
26							0		453	1
27							0		531	2
28							0		649	1
29							0		736	1
30							0		755	1
31							0		101	1
32							0		271	2
33							0		334	2
34							0		618	2
35							0		281	2
36							0		508	1
37							0		664	1
38							0		740	2
39							0		497	1
40							0		168	1
41							0		729	3
42							0		597	2
43							0		578	1
44							0		734	1
45							0		172	1
46							0		501	1
47							0		741	1
48							0		674	1
49							0		42	2
50							0		398	1

	72	73	74	75	76	77	78	79	80	81
	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian
1		1		30.25		15	1
2		0		23	1	7	1
3		1		20	16	15	1
4		0		6	6	0	1
5		1		25		0	1
6		1		5.75	5.75	0	1
7		1		20		0	1
8		0		19.25		1.5	1
9		0		30.75		3	1
10		1		9.25		3	1
11		0		0	10	0	1
12		0		8	24	0	1
13		0		12.5	0.75	0	1
14		0		0		8	1
15		1		10	4	7.5	1
16		0		25		6	1
17		1		12.5		5	1
18		0		7		8	1
19		0		16.5	5	9	1
20		0		24		14	1
21		1		7		7	1
22		1		13	3	9	1
23		0		20.25		7	1
24		0		1		1.5	1
25		0		2	2	2	1
26		1		15		20	1
27		0		0		0	1
28		1		12.75		10	1
29		0		5		1.5	1
30		0		13.25	0.25	2.5	1
31		0		2.25		9.75	1
32		0		8.25	2.75	1	1
33		0		3.5	14	0	1
34		1		16.25		7	1
35		0		6	5	5	1
36		0		23.25		7	1
37		0		0	8	20	1
38		0		6	10	0	1
39		0		0.5	1	0	1
40		1		12		0	1
41		0		24.75		7	1
42		0		1.5		7	1
43		0		35		12	1
44		1		7.5		0	1
45		0		16.25		10	1
46		1		20		10	1
47		0		1	4	0	1
48		0		15		11	1
49		1		16		4	1
50		0		10	6.5	0	1

	82	83	84	85	86	87	88	89	90	91
	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1					796
2					789
3					757
4					725
5					795
6					801
7					780
8					795
9					793
10					751
11					784
12					777
13					779
14					778
15					743
16					780
17					746
18					772
19					752
20					772
21					799
22					731
23					729
24					791
25					772
26					780
27					787
28					801
29					777
30					780
31					807
32					781
33					789
34					797
35					788
36					805
37					788
38					787
39					770
40					794
41					801
42					782
43					728
44					783
45					782
46					812
47					753
48					774
49					784
50					778

	92	93	94	95	96	97	98	99
	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy
1							000000000000
2							000000000000
3							000000000000
4							000000000000
5							000000000000
6							000000000000
7							000000000000
8							000000000000
9							000000000000
10							000000000000
11							000000000000
12							000000000000
13							000000000000
14							000000000000
15							000000000000
16							000000000000
17							000000000000
18							000000000000
19							000000000000
20							000000000000
21							000000000000
22							000000000000
23							000000000000
24							000000000000
25							000000000000
26							000000000000
27							000000000000
28							000000000000
29							000000000000
30							000000000000
31							000000000000
32							000000000000
33							000000000000
34							000000000000
35							000000000000
36							000000000000
37							000000000000
38							000000000000
39							000000000000
40							000000000000
41							000000000000
42							000000000000
43							000000000000
44							000000000000
45							000000000000
46							000000000000
47							000000000000
48							000000000000
49							000000000000
50							000000000000

	100	101	102	103	104	105	106	107	108
	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level
1		28307.42		0.00		28307.42	28307.42	1	5
2		13609.95	11165.59	0.00	0.00	24775.54	24775.54	1	5
3		30117.42	0.00	0.00	0.00	30117.42	30117.42	1	5
4		2371.03	6426.74	5126.57	0.00	8797.77	13924.34	1	5
5		43301.37		0.00		43301.37	43301.37	1	5
6		9496.32	37174.01	0.00	0.00	46670.33	46670.33	1	5
7		129400.00		0.00		129400.00	129400.00	1	5
8		35416.68	0.00	63570.83	0.00	35416.68	98987.51	1	5
9		12360.40		1932.87		12360.40	14293.27	1	5
10		13315.45		0.00		13315.45	13315.45	1	5
11		12500.00	9689.42	0.00	0.00	22189.42	22189.42	1	5
12		11587.50	10783.33	0.00	0.00	22370.83	22370.83	1	5
13		19759.92	0.00	13000.00	0.00	19759.92	32759.92	1	5
14		0.00	2299.90	12341.11	0.00	2299.90	14641.01	1	5
15		20248.67	11740.64	0.00	0.00	31989.31	31989.31	1	5
16		24666.68	0.00	0.00	0.00	24666.68	24666.68	1	5
17		12802.42		10692.86		12802.42	23495.28	1	5
18		17250.00		0.00		17250.00	17250.00	1	5
19		10951.20	1627.33	388.24	0.00	12578.53	12966.77	1	5
20		37084.92		19183.13		37084.92	56268.05	1	5
21		22815.00		0.00		22815.00	22815.00	1	5
22		16321.41	0.00	0.00	0.00	16321.41	16321.41	1	5
23		31097.32	0.00	0.00	0.00	31097.32	31097.32	1	5
24		17666.67	0.00	0.00	0.00	17666.67	17666.67	1	5
25		16258.08	15512.92	0.00	0.00	31771.00	31771.00	1	5
26		17547.49		0.00		17547.49	17547.49	1	5
27		3164.70	0.00	13000.00	0.00	3164.70	16164.70	1	5
28		23279.17		0.00		23279.17	23279.17	1	5
29		30420.33		0.00		30420.33	30420.33	1	5
30		11166.34	7916.67	0.00	0.00	19083.01	19083.01	1	5
31		26660.25	0.00	0.00	0.00	26660.25	26660.25	1	5
32		8266.27	8741.16	0.00	0.00	17007.43	17007.43	1	5
33		9374.99	8039.99	0.00	0.00	17414.98	17414.98	1	5
34		24189.16	0.00	0.00	0.00	24189.16	24189.16	1	5
35		12340.84	19044.05	0.00	0.00	31384.89	31384.89	1	5
36		13033.63	0.00	0.00	0.00	13033.63	13033.63	1	5
37		8183.79	10147.03	0.00	0.00	18330.82	18330.82	1	5
38		14043.92	6258.34	0.00	0.00	20302.26	20302.26	1	5
39		22916.67	1.00	0.00	0.00	22917.67	22917.67	1	5
40		12979.58		0.00		12979.58	12979.58	1	4
41		16848.00		0.00		16848.00	16848.00	1	5
42		29166.66		0.00		29166.66	29166.66	1	5
43		14150.00		0.00		14150.00	14150.00	1	5
44		28143.08	0.00	0.00	0.00	28143.08	28143.08	1	5
45		9999.99	0.00	11857.78	0.00	9999.99	21857.77	1	5
46		11571.29		33091.12		11571.29	44662.41	1	5
47		5625.00	17499.99	0.00	0.00	23124.99	23124.99	1	5
48		13905.84	0.00	0.00	0.00	13905.84	13905.84	1	5
49		21394.37	0.00	0.00	0.00	21394.37	21394.37	1	5
50		8691.00	14745.84	0.00	0.00	23436.84	23436.84	1	5

	109	110	111	112	113	114	115	116	117	118
	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method
1		3		4		907459.67	5107.14	0.180417
2		3		4		36935.73	4173.81	0.168465
3		3		4		123927.86	9965.40	0.330885
4		3		4		108674.87	3556.12	0.255389
5		3		4		718153.35	6486.93	0.149809
6		3		4		88406.42	9003.73	0.192922
7		3		4		8141123.80	14815.91	0.114497
8		3		4		1055578.97	18123.52	0.183089
9		3		4		176499.68	6330.92	0.442930
10		3		4		202544.45	5749.41	0.431785
11		3		4		287750.39	8203.41	0.369699
12		3		4		556666.72	7967.42	0.356152
13		3		4		267822.29	10178.64	0.310704
14		3		4		128663.85	6494.90	0.443610
15		3		4		38421.67	6098.41	0.190639
16		3		4		300476.36	5894.89	0.238982
17		3		4		151568.39	7365.49	0.313488
18		3		4		400051.72	6215.57	0.360323
19		3		4		124230.17	5728.97	0.441819
20		3		4		398865.75	12368.67	0.219817
21		3		4		2974658.96	10174.46	0.445955
22		3		4		321800.67	6162.74	0.377586
23		3		4		270026.16	12294.29	0.395349
24		3		4		53992.87	4355.59	0.246543
25		3		4		137122.47	6183.27	0.194620
26		3		4		1201262.87	6020.58	0.343102
27		3		4		2061741.76	7030.14	0.434907
28		3		4		56347.15	8177.32	0.351272
29		3		4		228411.04	10043.97	0.330173
30		3		4		117622.98	5310.40	0.278279
31		3		4		1161619.23	4596.12	0.172396
32		3		4		68029.33	5249.45	0.308656
33		3		4		124742.11	7208.16	0.413906
34		3		4		128952.75	8338.70	0.344729
35		3		4		108725.78	8202.63	0.261356
36		3		4		348283.67	3507.23	0.269091
37		3		4		207847.86	3986.24	0.217461
38		3		4		170227.98	6465.05	0.318440
39		3		4		102844.46	4661.18	0.203388
40		3		4		203197.31	5400.30	0.416061
41		3		4		90861.08	6387.25	0.379110
42		3		4		492765.70	9253.68	0.317269
43		3		4		373114.82	4615.63	0.326193
44		3		4		298162.41	12434.06	0.441816
45		3		4		76471.41	5650.41	0.258508
46		3		4		248895.12	4819.34	0.107906
47		3		4		193376.38	9824.26	0.424833
48		3		4		52238.32	4806.90	0.345675
49		3		4		123190.17	6373.43	0.297902
50		3		4		61350.48	3890.09	0.165982

	119	120	121	122	123	124	125	126	127	128
	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1		SALT LAKE CITY	UT	84103	7	1		1350000.00	3	20120816
2		SCOTTSDALE	AZ	85266	7	1		766000.00	3	20120901
3		FALLBROOK	CA	92028	7	1		1180000.00	3	20120820
4		MOUNT PLEASANT	SC	29464	7	1	704600.00	690000.00	98	20120910
5		TRAVERSE CITY	MI	49684	1	2		852000.00	3	20120913
6		DRAPER	UT	84020	1	1	1175000.00	1220000.00	3	20121005
7		MELBOURNE	FL	32940	1	1	1800000.00	1800000.00	3	20120928
8		NAPA	CA	94558	1	1		2840000.00	3	20121002
9		GUNTERSVILLE	AL	35976	1	1		620000.00	3	20121009
10		CORONA	CA	92882	1	1		925000.00	3	20120928
11		BELLEVUE	WA	98004	1	1	1195000.00	1195000.00	3	20121017
12		ISLE OF PALMS	SC	29451	7	2	770000.00	825000.00	3	20121017
13		ALTADENA	CA	91001	1	1	1200000.00	1200000.00	3	20121014
14		MIAMI	FL	33133	1	1		1450000.00	98	20120526
15		REISTERSTOWN	MD	21136	7	1		1150000.00	3	20120822
16		SANTA CRUZ	CA	95060	1	1		1105000.00	3	20120828
17		TRAVERSE CITY	MI	49684	1	1		942000.00	3	20121002
18		BOULDER	CO	80304	1	1		1470000.00	3	20120908
19		SANTA MONICA	CA	90405	1	1		1450000.00	3	20120924
20		HUNTINGTON BEACH	CA	92649	7	1		2300000.00	3	20121022
21		IRVINE	CA	92603	7	1		3800000.00	3	20121005
22		PAWLEYS ISLAND	SC	29585	1	1		955500.00	3	20120925
23		LUTHERVILLE	MD	21030	1	1		1350000.00	3	20120914
24		EUGENE	OR	97405	1	1		875000.00	3	20120920
25		BOULDER	CO	80304	1	1		1150000.00	3	20121003
26		SOLANA BEACH	CA	92075	7	1		1315000.00	3	20120926
27	100.000000	INDIAN WELLS	CA	92210	7	1	910000.00	950000.00	3	20121003
28		HUNTINGON BEACH	CA	92649	7	1		1295000.00	3	20120910
29		EDMOND	OK	73013	7	1		1550000.00	3	20121009
30		SAN CLEMENTE	CA	92672	1	1		1200000.00	3	20121004
31		SAMMAMISH	WA	98074	7	1		1500000.00	3	20121031
32		SCOTTSDALE	AZ	85251	1	1		1000000.00	3	20121026
33	100.000000	PARADISE VALLEY	AZ	85253	1	1	980000.00	980000.00	3	20121004
34		BURBANK	CA	91504	1	1		2400000.00	3	20121019
35		SAN JUAN CAPISTRANO	CA	92675	7	1		1065000.00	3	20121015
36		CASTLE PINES	CO	80108	7	1		975000.00	3	20121101
37		LOS ANGELES	CA	90005	1	1		1800000.00	3	20121019
38	100.000000	CORAL GABLES	FL	33134	1	1	900000.00	900000.00	3	20121020
39	100.000000	ENGLEWOOD	CO	80113	1	1	860000.00	870000.00	3	20121109
40	100.000000	VENICE	CA	90291	1	1	1447500.00	1455000.00	3	20121024
41		PASADENA	CA	91103	1	1		1250000.00	3	20121020
42		RANCHO PALOS VERDES	CA	90275	1	1		1225000.00	3	20121023
43		SAN DIEGO	CA	92131	7	1		925000.00	3	20121027
44	100.000000	WINTER PARK	FL	32789	1	1	2650000.00	2650000.00	3	20121121
45		NEW CANAAN	CT	06840	1	1		1100000.00	3	20121026
46		CORONA	CA	92882	7	1		1050000.00	3	20121003
47	45.053700	NEWPORT BEACH	CA	92660	1	1	1420000.00	1420000.00	3	20121030
48		CORONA	CA	92881	1	1		809000.00	3	20121103
49		NEW ROADS	LA	70760	1	1		1200000.00	3	20121031
50	100.000000	LOUISVILLE	KY	40205	1	1	755000.00	775000.00	3	20121106

	129	130	131	132	133	134	135	136	137	138
	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets
1								0.668800	0.520700	0
2								0.783200	0.783200	0
3								0.635500	0.635500	0
4								0.800000	0.800000	0
5								0.617300	0.617300	0
6								0.800000	0.800000	0
7								0.500000	0.500000	0
8								0.700000	0.700000	0
9								0.772500	0.772500	0
10								0.741600	0.741600	0
11								0.583900	0.583900	0
12								0.750000	0.750000	0
13								0.800000	0.800000	0
14								0.565300	0.565300	0
15								0.800000	0.730400	0
16								0.800000	0.800000	0
17								0.737100	0.737100	0
18								0.714200	0.714200	0
19								0.533700	0.533700	0
20								0.434700	0.434700	0
21								0.433600	0.302000	0
22								0.650000	0.650000	0
23								0.705100	0.601400	0
24								0.784000	0.784000	0
25								0.750000	0.750000	0
26								0.792300	0.568000	0
27								0.700000	0.700000	0
28								0.728200	0.728200	0
29								0.744100	0.744100	0
30								0.595800	0.595800	0
31								0.443300	0.443300	0
32								0.665000	0.665000	0
33								0.700000	0.700000	0
34								0.514500	0.514500	0
35								0.800000	0.800000	0
36								0.653300	0.653300	0
37								0.395500	0.395500	0
38								0.700000	0.700000	0
39								0.800000	0.800000	0
40								0.750000	0.750000	0
41								0.800000	0.800000	0
42								0.675900	0.675900	0
43								0.749700	0.749700	0
44								0.700000	0.700000	0
45								0.733600	0.688100	0
46								0.516100	0.516100	0
47								0.647800	0.647800	0
48								0.568600	0.568600	0
49								0.709200	0.605000	0
50								0.800000	0.800000	0

	139	140	141	142	143	144	145	146	147
	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date
1	0	0
2	0	0
3	0	0
4	0	0
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0
12	0	0
13	0	0
14	0	0
15	0	0
16	0	0
17	0	0
18	0	0
19	0	0
20	0	0
21	0	0
22	0	0
23	0	0
24	0	0
25	0	0
26	0	0
27	0	0
28	0	0
29	0	0
30	0	0
31	0	0
32	0	0
33	0	0
34	0	0
35	0	0
36	0	0
37	0	0
38	0	0
39	0	0
40	0	0
41	0	0
42	0	0
43	0	0
44	0	0
45	0	0
46	0	0
47	0	0
48	0	0
49	0	0
50	0	0

	148	149	150	151	152	153	154	155	156	157
	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50

	158	159	160	161	162	163	164
	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)
1			30.25		200000.00	20421101	28307.42
2			23	25		20421201	13609.95
3			20	16		20421201	30117.42
4			11	6		20421201	2371.03
5			25			20421101	43301.37
6			6	6		20421101	9496.32
7			20			20421201	129400
8			19.25			20421101	35416.68
9			30.75			20421101	12360.4
10			20			20421201	13315.45
11			16	12		20421201	12500
12			8	24		20421201	11587.5
13			12.5	0.75		20421201	19759.92
14			0		0	20421201	0
15			10	7	80000	20421101	20248.67
16			26.25		0	20421101	24666.68
17			12.5		0	20271201	12802.42
18			12		0	20430101	17250
19			20	5	0	20421101	10951.2
20			24		0	20421201	37084.92
21			33		187350	20421201	22815
22			13	9	0	20421201	16321.41
23			28		93752	20421201	31097.32
24			15		0	20421101	17666.67
25			6	8	0	20421201	16258.08
26			35		295000	20421201	17547.49
27			0		0	20421201	3164.7
28			12.75		0	20421201	23279.17
29			5		0	20421201	30420.33
30			13.25	6	0	20421201	11166.34
31			10		0	20421201	26660.25
32			8.25	15	0	20421201	8266.27
33			18	18	0	20421101	9374.99
34			16.25		0	20421201	24189.16
35			6	5	0	20421201	12340.84
36			23.25		0	20421201	13033.63
37			0	8	0	20421201	8183.79
38			12	12	0	20421201	14043.92
39			7	12	0	20421201	22916.67
40			12		0	20421201	12979.58
41			24.75		0	20421201	16848
42			17		0	20430101	29166.66
43			35		0	20421201	14150
44			15		0	20430101	28143.08
45			19		50000	20430101	9999.99
46			20		0	20421201	11571.29
47			4	4	0.00	20421201	5625
48			25		0	20430101	13905.84
49			16		24985	20430101	21394.37
50			15	15	0	20421201	8691

	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	0	0	0	0	Full	Two Years	Two Months
2	0	0	11165.59	0	0	Full	Two Years	Two Months
3	0	0	0	0	0	Full	Two Years	Two Months
4	5126.57	0	6426.74	0	0	Full	Two Years	Two Months
5	0	0	0	0	0	Full	Two Years	Two Months
6	0	0	37174.01	0	0	Full	Two Years	Two Months
7	0	0	0	0	0	Full	Two Years	Two Months
8	0	0	0	0	0	Full	Two Years	Two Months
9	0	0	0	0	0	Full	Two Years	Two Months
10	0	0	0	0	0	Full	Two Years	Two Months
11	0	0	9689.42	0	0	Full	Two Years	Two Months
12	0	0	10783.33	0	0	Full	Two Years	Two Months
13	0	13000	0	0	0	Full	Two Years	Two Months
14	0	0	2299.9	0	0	Full	Two Years	Two Months
15	0	0	11740.64	0	0	Full	Two Years	Two Months
16	0	0	0	0	0	Full	Two Years	Two Months
17	0	0	0	0	0	Full	Two Years	Two Months
18	0	0	0	0	0	Full	Two Years	Two Months
19	388.24	0	1627.33	0	0	Full	Two Years	Two Months
20	0	0	0	0	0	Full	Two Years	Two Months
21	0	0	0	0	0	Full	Two Years	Two Months
22	0	0	0	0	0	Full	Two Years	Two Months
23	0	0	0	0	0	Full	Two Years	Two Months
24	0	0	0	0	0	Full	Two Years	Two Months
25	0	0	15512.92	0	0	Full	Two Years	Two Months
26	0	0	0	0	0	Full	Two Years	Two Months
27	0	0	0	0	0	Full	Two Years	Two Months
28	0	0	0	0	0	Full	Two Years	Two Months
29	0	0	0	0	0	Full	Two Years	Two Months
30	0	0	7916.67	0	0	Full	Two Years	Two Months
31	0	0	0	0	0	Full	Two Years	Two Months
32	0	0	8741.16	0	0	Full	Two Years	Two Months
33	0	0	8039.99	0	0	Full	Two Years	Two Months
34	0	0	0	0	0	Full	Two Years	Two Months
35	0	0	19044.05	0	0	Full	Two Years	Two Months
36	0	0	0	0	0	Full	Two Years	Two Months
37	0	0	10147.03	0	0	Full	Two Years	Two Months
38	0	0	6258.34	0	0	Full	Two Years	Two Months
39	0	0	1	0	0	Full	Two Years	Two Months
40	0	0	0	0	0	Full	Two Years	Two Months
41	0	0	0	0	0	Full	Two Years	Two Months
42	0	0	0	0	0	Full	Two Years	Two Months
43	0	0	0	0	0	Full	Two Years	Two Months
44	0	0	0	0	0	Full	Two Years	Two Months
45	11857.78	0	0	0	0	Full	Two Years	Two Months
46	0	0	0	0	0	Full	Two Years	Two Months
47	0	0	17499.99	0	0	Full	Two Years	Two Months
48	0	0	0	0	0	Full	Two Years	Two Months
49	0	0	0	0	0	Full	Two Years	Two Months
50	0	0	14745.84	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.5